UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 16, 2014

FIRST GUARANTY BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Louisiana	000-52748	26-0513559
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 East Thomas Street, Hammond, Louisiana	70401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (985) 345-7685

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)           On October 16, 2014, First Guaranty Bancshares, Inc. (“Company”), the holding company for First Guaranty Bank (“Bank”), announced that Edgar R. Smith III has been appointed to the Board of Directors of the Company, effective October 16, 2014.  Mr. Smith is a member of the Board of Directors of the Bank since February 2007.

Mr. Smith has been appointed to the Audit Committee and is expected to be appointed to the Compensation Committee and the Nominating and Corporate Governance Committee of the Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.
DATE: October 22, 2014	By:	/s/ Eric J. Dosch
Eric J. Dosch
Chief Financial Officer